UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2010

CLEAN DIESEL TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-33710	06-1393453
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4567 TELEPHONE ROAD, SUITE 206 VENTURA, CALIFORNIA	93003
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 639-9458

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On October 15, 2010, Clean Diesel Technologies, Inc. (“Clean Diesel,” “we,” “our,” or “us”), CDTI Merger Sub, Inc., a California corporation and our wholly-owned subsidiary, and Catalytic Solutions, Inc., a California corporation (“CSI”), consummated a business combination pursuant to the terms of the Agreement and Plan of Merger dated May 13, 2010, as amended by letter agreements dated September 1, 2010 and September 14, 2010 (the “Merger Agreement”). Pursuant to the Merger Agreement, CDTI Merger Sub, Inc. merged with and into CSI, and CSI became our wholly-owned subsidiary. We refer to this business combination as the “Merger.” Immediately prior to the Merger, and as contemplated by the Merger Agreement, a one-for-six reverse stock split took effect.

On October 15, 2010, Clean Diesel issued a press release announcing the completion of the Merger and the reverse stock split ratio, among other items. A copy of the press release is attached hereto as Exhibit 99.1.

On October 15, 2010, CSI entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with the investors in its secured convertible notes, which notes are described in more detail in our Registration Statement on Form S-4/A filed with the Securities and Exchange Commission (the “SEC”) on September 23, 2010 (the “Registration Statement”). Subsequent to the Merger, on October 15, 2010, we and CSI entered into an Assignment and Assumption Agreement whereby we agreed to assume CSI’s obligations under the Registration Rights Agreement. The Registration Rights Agreement provides for certain registration rights with respect to the shares of Clean Diesel common stock issued to the holders of such notes in the Merger (which notes converted into shares of CSI’s Class B common stock of CSI immediately prior to the Merger). Pursuant to the Registration Rights Agreement, we agreed to file a registration statement to register the shares of Clean Diesel common stock issued in the Merger to such holders for resale at the request of such holders. In addition, we also granted such holders “piggyback” registration rights. We will pay substantially all of the costs and expenses related to the filing of the registration statements and any underwritten public offering required pursuant to the Registration Rights Agreement.

In addition, on October 15, 2010, prior to the completion of the Merger, pursuant to binding commitment letters from investors in our Regulation S private placement described in our Current Report on Form 8-K filed with the SEC on May 18, 2010 and in the Registration Statement, we sold units consisting of 109,020 shares of our common stock on a post-split basis (654,118 on a pre-split basis) and warrants to purchase 166,666 shares of our common stock on a post-split basis (1,000,000 on a pre-split basis) for approximately $1,000,000 in cash before commissions and expenses. The warrants issued in our Regulation S private placement have an exercise price of $7.92 on a post-split basis ($1.32 on a pre-split basis) and expire on the earlier of (i) October 15, 2013 (the third anniversary of the effective time of the Merger) and (ii) the date that is 30 days after we give notice to the warrant holder that the market value of one share of our common stock has exceeded 130% of the exercise price of the warrant for 10 consecutive days.

Copies of both the Assignment and Assumption Agreement and Registration Rights Agreement are filed as Exhibits to this Current Report on Form 8-K and the foregoing descriptions are qualified in their entirety by the full text of such agreements, which are incorporated by reference herein.

Item 2.01 Completion of Acquisition or Disposition of Assets

On October 15, 2010, Clean Diesel’s wholly-owned subsidiary, CDTI Merger Sub, Inc., merged with and into CSI, with CSI continuing as the surviving corporation and as a wholly-owned subsidiary of Clean Diesel.

Pursuant to the terms of the Merger Agreement, each outstanding share of (i) CSI Class A Common Stock was converted into and became exchangeable for 0.007888 fully paid and non-assessable shares of Clean Diesel common stock on a post-split basis (0.04732553 on a pre-split basis) with any fractional shares to be paid in cash and warrants to acquire 0.006454 fully paid and non-assessable shares of Clean Diesel common stock for $7.92 per share on a post-split basis (0.03872267 shares for $1.32 per share on a pre-split basis); and (ii) CSI Class B Common Stock was converted into and became exchangeable for 0.010039 fully paid and non-assessable shares of Clean Diesel common stock on a post-split basis (0.06023308 on a pre-split basis) with any fractional shares to be paid in cash. In connection with the Merger and as contemplated by the Merger Agreement, we also issued 166,666 shares of common stock on a post-split basis (1,000,000 shares on a pre-split basis) and warrants to purchase an additional 166,666 shares of common stock on a post-split basis (1,000,000 shares on a pre-split basis) to Allen & Company LLC, CSI’s financial advisor. The warrants issued in the Merger expire on the earlier of (x) October 15, 2013 (the third anniversary of the effective time of the Merger) and (y) the date that is 30 days after we give notice to the warrant holder that the market value of one share of our common stock has exceeded 130% of the exercise price of the warrant for 10 consecutive days.

As provided in the Merger Agreement, Clean Diesel is issuing (or reserving for issuance pursuant to “in-the-money” warrants) approximately 2,287,943 shares of Clean Diesel common stock on a post-split basis (13,727,658 on a pre-split basis) and warrants to purchase an additional 666,666 shares of Clean Diesel common stock (4,000,000 on a pre-split basis) in connection with the Merger. Based on the closing price of $0.82 per share of Clean Diesel common stock on The NASDAQ Capital Market (“NASDAQ”) on October 15, 2010, the last trading day before the effectiveness of the reverse stock split and the closing of the Merger, the aggregate value of the Clean Diesel common stock issued in connection with the Merger was approximately $11,256,680.

Following the closing of the Merger, CSI became a wholly-owned subsidiary of Clean Diesel and the shares of CSI common stock, which previously traded under the ticker symbols “CTS” and “CTSU” on the AIM market of the London Stock Exchange (the “AIM”), ceased trading on, and were delisted from, the AIM.

Following the consummation of the Merger, the holders of CSI securities (including the holders of its secured convertible notes) and CSI’s financial advisor collectively hold approximately 60% of our outstanding common stock and Clean Diesel stockholders (including investors in its Regulation S offering discussed herein) hold the remaining 40% of our outstanding common stock. For legal purposes, Clean Diesel acquired CSI, although the combination will be accounted for as a reverse merger with CSI deemed to be the “acquiror” for accounting and financial reporting purposes.

The description of the Merger contained in this Item 2.01 does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement as amended by the two letter agreements, which Merger Agreement (as amended) was included as Annex A to the joint proxy statement/information statement and prospectus included in the Registration Statement, and which letter agreements were filed as Exhibits 2.2 and 2.3 to the Registration Statement, all of which are incorporated by reference herein.

On October 15, 2010, we issued a press release announcing the completion of the Merger, among other items. A copy of that press release is included as Exhibit 99.1 hereto.

Item 3.02 Unregistered Sales of Equity Securities

We did not register on the Registration Statement all of the shares and warrants issued on October 15, 2010 in connection with the Merger. Only an aggregate 560,112 shares of common stock on a post-split basis (or 3,360,676 shares on a pre-split basis) and warrants to acquire 458,295 shares of common stock on a post-split basis (or 2,749,770 shares on a pre-split basis) were registered on the Registration Statement. Accordingly, the following securities issued on October 15, 2010 in connection with the Merger have not been registered under the Securities Act of 1933, as amended (the “Act”), or state securities laws, and may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from the registration requirements: (a) an aggregate 1,510,189 shares of our common stock on a post-split basis (9,061,160 on a pre-split basis) to the holders of CSI’s Class B common stock, (b) 166,666 shares of common stock on a post-split basis (1,000,000 shares on a pre-split basis) and warrants to purchase 166,666 shares of common stock on a post-split basis (1,000,000 shares on a pre-split basis) to Allen & Company LLC, CSI’s financial advisor, and (c) an aggregate 50,969 shares of common stock on a post-split basis (305,822 shares of common stock on a pre-split basis) and warrants to acquire 41,705 shares of common stock on a post-split basis (or 250,230 shares on a pre-split basis) to CSI’s former non-employee directors. All of these shares of Clean Diesel common stock and warrants to purchase Clean Diesel common stock were issued in reliance upon the exemption from the registration requirements of the Act pursuant to Section 4(2) of the Act and/or Rule 506 of Regulation D promulgated thereunder. CSI has agreed to use commercially reasonable efforts to register for resale under the Act the shares of Clean Diesel common stock issued or issuable upon exercise of warrants issued to Allen & Company. In addition to the securities issued as part of the Merger consideration, Clean Diesel issued 32,414 shares of common stock on a post-split basis (194,486 shares on a pre-split basis) and warrants to acquire 14,863 shares of common stock on a post-split basis (89,180 shares on a pre-split basis) to Clean Diesel’s financial advisor Innovator Capital as payment for fees.

As described under Item 1.01, we assumed CSI’s obligations under the Registration Rights Agreement. The Registration Rights Agreement provides for certain demand and “piggyback” registration rights, and requires us to register all the shares of Clean Diesel common stock issued in the Merger to the former holders of CSI’s Class B common stock (which was issued upon conversion of CSI’s secured convertible notes immediately prior to the Merger).

In addition to the unregistered shares of Clean Diesel common stock and warrants to purchase Clean Diesel common stock issued in the Merger, on October 15, 2010, we also completed our Regulation S private placement described in Item 1.01 above, and sold units consisting of 109,020 shares of our common stock on a post-split basis (654,118 on a pre-split basis) and warrants to purchase up to 166,666 shares of our common stock on a post-split basis (1,000,000 on a pre-split basis). All of these shares of Clean Diesel common stock and warrants to purchase Clean Diesel common stock were issued in reliance upon the exemption from the registration requirements of the Act pursuant to Regulation S promulgated thereunder.

Neither this Current Report on Form 8-K nor the exhibits attached hereto is an offer to sell or the solicitation of an offer to buy shares of our common stock or any other security.

The disclosure in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item.

Item 3.03 Material Modification to Rights of Security Holders.

As contemplated by the Merger Agreement and described in the Registration Statement, at the annual meeting held on October 12, 2010, Clean Diesel’s stockholders approved a reverse stock split with the ratio to be determined by the Board of Directors. Following approval by the Clean Diesel stockholders, the Board of Directors authorized a one-for-six reverse stock split, which took effect on October 15, 2010, with respect to all shares of Clean Diesel common stock outstanding as of October 15, 2010.

The foregoing description of the amendment to Clean Diesel’s Restated Certificate of Incorporation contained in this Item 3.03 does not purport to be complete and is qualified in its entirety by reference to the Certificate of Amendment, which is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

On October 15, 2010, Clean Diesel issued a press release announcing the ratio of the reverse stock split, among other items. A copy of the press release is attached hereto as Exhibit 99.1.

Item 5.01 Changes in Control of Registrant

Reference is made to the disclosure set forth under Item 2.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

Following the consummation of the Merger, the holders of CSI securities (including the holders of its secured convertible notes) prior to the Merger and CSI’s financial advisor hold approximately 60% of our outstanding common stock, and the holders of our equity prior to the Merger hold approximately 40% of our outstanding common stock. For legal purposes, Clean Diesel acquired CSI, although the combination will be accounted for as a reverse merger with CSI deemed to be the “acquiror” for accounting and financial reporting purposes.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Board of Directors

In connection with the Merger and as contemplated by the Merger Agreement, at the effective time of the Merger:

•	four members of Clean Diesel’s Board (Frank Gallucci, Charles W. Grinnell, David F. Merrion, and David W. Whitwell) resigned from the Board of Directors; and

•	four members of the Board of Directors of CSI (Charles F. Call, Bernard H. “Bud” Cherry, Alexander “Hap” Ellis, III and Charles R. Engles, Ph.D.) were appointed to Clean Diesel’s Board of Directors

Additional information regarding the directors listed above is contained in the Registration Statement, which information is incorporated herein by reference.

On October 19, 2010, the Board designated Mr. Ellis as Chairman of the Board, and confirmed the appointment of Messrs. Ellis and Engles as members of the Audit Committee (with Mr. Gray continuing to serve as Chairman and as the Audit Committee’s financial expert), and Messrs. Cherry, Ellis and Engles as members of the Compensation and Nominating Committee. (with Mr. Cherry serving as Chairman). The Board also determined that Messrs. Cherry, Ellis, Engles, and Gray are each “independent” as that term is defined in the NASDAQ listing rules. Messrs. Call, Park and Rogers are not independent under NASDAQ listing standards.

Resignation of Officers

As contemplated by the Merger Agreement, upon the completion of the Merger, Timothy Rogers resigned as President and Chief Executive Officer of Clean Diesel, John B. Wynne resigned as Treasurer and Chief Financial Officer and Charles V. Grinnell relinquished his positions as Vice President, General Secretary and Secretary of Clean Diesel. Mr. Rogers will continue with Clean Diesel as Senior Corporate Vice President – Product Development. John Wynne and Charles V. Grinnell will continue to serve Clean Diesel in a transitional capacity, but no longer will be considered a “Section 16 Officer.”

These departures were as contemplated by the Merger Agreement and not a result of any disagreements with Clean Diesel on any matter relating to Clean Diesel’s operations, policies or practices.

Appointment of Officers

On October 15, 2010, prior to consummation of the Merger, the Board appointed Charles F. Call as Chief Executive Officer, Nikhil A. Mehta as Chief Financial Officer and Treasurer, and Stephen J. Golden, Ph.D. as Chief Technical Officer. The material terms of Messrs. Call, Mehta and Golden’s employment agreements are described in the Registration Statement (which information is incorporated herein by reference), copies of which were filed as Exhibits thereto. Additional information regarding the directors and officer listed above is contained in the Registration Statement, which information is incorporated herein by reference.

On October 19, 2010, following consummation of the Merger, the newly constituted Board designated the persons who serve as the officers of Clean Diesel to hold office until such officer’s successor is elected and qualified or until such officer’s earlier resignation or removal. The Board confirmed the appointments of Charles F. Call, Nikhil Mehta, Stephen J. Golden, Ph.D., and Timothy Rogers to the offices noted above. In addition, the Board appointed Christopher J. Harris as Chief Operations Officer, and David E. Shea as Corporate Controller. Bruce McRoy was designated Secretary of the Corporation. The Board delegated to Mr. Call authority as to the appointment or removal of subordinate officers.

Following is biographical information for Mr. Harris and Mr. Shea:

Christopher J.  Harris, Chief Operations Officer (Age 45)

Mr. Harris joined CSI as President of its Catalyst Business in August 2008 and will serve as the combined company’s Chief Operations Officer and President of Engine Control Systems, Limited. Mr. Harris has over 20 years of technical, commercial and general management experience in both privately-held and publicly-traded specialty chemicals and materials companies.  Prior to joining CSI, Mr. Harris’ positions included Chief Operating Officer of Aculon, Inc., an early-stage nanotechnology company, from May 2007 to August 2008, and prior thereto Global Vice President/General Manager of Avery Dennison Corporation’s (NYSE: AVY) Performance Polymers business.  Earlier in his career, Mr. Harris held various management positions in North America and Europe during eleven years with Rohm and Haas Company, acquired by The Dow Chemical Company (NYSE: DOW) in 2009.  Mr. Harris earned his Bachelor of Science in Chemical Engineering from Cornell University and completed graduate business coursework at Temple University.

David E. Shea, Corporate Controller (Age 48)

Mr. Shea joined CSI in October 2005 as Manager of Financial Planning and Analysis and was appointed Corporate Controller in 2009.  Mr. Shea has over 20 years of financial management experience in a number of different industries.  Prior to joining CSI, from 2001 to 2005, he was the Director of Finance for ENCO Utility Services, a privately held utility services outsourcing provider.  From 1998 to 2001, he was the Manager of Business Planning and Development for Edison Enterprises, an unregulated subsidiary of Edison International (NYSE:  EIX).  From 1986 to 1998, Mr. Shea held several of financial positions, the last being Manager of Material Estimating and Cost Management at Northrop Grumman (NYSE:  NOC).  Mr. Shea received an MBA Degree from The University of Southern California Marshall School of Business and a Bachelor of Arts in Economics/Mathematics from the University of California at Santa Barbara.

There are no arrangements or understandings between any of Messrs. Call, Mehta, Golden, Harris, Shea or McRoy or any other person pursuant to which such person was selected as an officer. None of Messrs. Call, Mehta, Golden, Harris, Rogers, Shea or McRoy has any family relationship with any director or other executive officer of Clean Diesel or any person nominated or chosen by Clean Diesel to become a director or executive officer. There are no transactions in which any of Messrs. Call, Mehta, Golden, Harris, Rogers, Shea or McRoy has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

Audited financial statements of Catalytic Solutions, Inc. as of and for the year ended December 31, 2009.

Unaudited financial statements of Catalytic Solutions, Inc. as of and for the six months ended June 30, 2010.

(b) Pro forma financial information.

Unaudited Pro Forma condensed combined balance sheet of Clean Diesel Technologies, Inc. as of June 30, 2010.

Unaudited Pro Forma condensed combined statement of operations of Clean Diesel Technologies, Inc. for the year ended December 31, 2009 and the six months ended June 30, 2010.

(c) Exhibits.

EXHIBIT INDEX

Exhibit Number	Description of Exhibits
2.1	Agreement and Plan of Merger, dated as of May 13, 2010, among Clean Diesel Technologies, Inc., CDTI Merger Sub, Inc. and Catalytic Solutions , Inc. (incorporated by reference to Annex A to the joint proxy statement/information statement and prospectus included in Clean Diesel’s Registration Statement on Form S-4/A filed on September 23, 2010).

2.2	Letter Agreement dated September 1, 2010 amending the Agreement and Plan of Merger dated as of May 13, 2010 (incorporated by reference to Exhibit 2.2 to the joint proxy statement/information statement and prospectus included in Clean Diesel’s Registration Statement on Form S-4/A filed on September 23, 2010).

2.3	Letter Agreement dated September 14, 2010 amending the Agreement and Plan of Merger dated as of May 13, 2010 (incorporated by reference to Exhibit 2.3 to the joint proxy statement/information statement and prospectus included in Clean Diesel’s Registration Statement on Form S-4/A filed on September 23, 2010).

3.1	Certificate of Amendment of Restated Certificate of Incorporation (incorporated by reference to Annex B to the joint proxy statement/information statement and prospectus included in Clean Diesel’s Registration Statement on Form S-4/A filed on September 23, 2010).

10.1	Registration Rights Agreement dated October 15, 2010

10.2	Assignment and Assumption Agreement dated October 15, 2010

23.1	Consent of KPMG, LLP, independent registered public accounting firm of Catalytic Solutions, Inc.

99.1	Press Release of the registrant dated October 15, 2010

99.2	Audited financial statements of Catalytic Solutions, Inc. as of and for the year ended December 31, 2009 (incorporated by reference to the joint proxy statement/information statement and prospectus included in Clean Diesel’s Registration Statement on Form S-4/A filed on September 23, 2010).

99.3	Report of independent registered public accounting firm, issued by KPMG LLP, dated May 4, 2010, except for Note 21, as to which the date is May 14, 2010, relating to the audited financial statements of Catalytic Solutions, Inc. as of and for the year ended December 31, 2009 (incorporated by reference to the joint proxy statement/information statement and prospectus included in Clean Diesel’s Registration Statement on Form S-4/A filed on September 23, 2010).

99.4	Unaudited financial statements of Catalytic Solutions, Inc. as of and for the six months ended June 30, 2010 (incorporated by reference to the joint proxy statement/information statement and prospectus included in Clean Diesel’s Registration Statement on Form S-4/A filed on September 23, 2010).

99.5	Unaudited Pro Forma condensed combined balance sheet of Clean Diesel Technologies, Inc. as of June 30, 2010 (incorporated by reference to the joint proxy statement/information statement and prospectus included in Clean Diesel’s Registration Statement on Form S-4/A filed on September 23, 2010).

99.6	Unaudited Pro Forma condensed combined statement of operations of Clean Diesel Technologies, Inc. for the year ended December 31, 2009 and the six months ended June 30, 2010 (incorporated by reference to the joint proxy statement/information statement and prospectus included in Clean Diesel’s Registration Statement on Form S-4/A filed on September 23, 2010).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAN DIESEL TECHNOLOGIES, INC.

October 21, 2010	By:	/s/ Nikhil A. Mehta

Name: Nikhil A. Mehta
Title: Chief Financial Officer and Treasurer

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